UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

______________________

SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 E Campbell Ave, Suite 107-D Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 774-4211

_______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Although it has not yet finalized its full financial results for the second quarter ended June 30, 2025, Semler Scientific, Inc., or Semler Scientific, is providing select preliminary unaudited financial information for the second quarter ended June 30, 2025.

Semler Scientific anticipates reporting for the three months ended and as of June 30, 2025:

●	Revenues of $8.1 to $8.3 million.
●	Operating expenses of $10.1 to $10.5 million (which includes approximately $2.0 million of non-cash stock compensation and depreciation).
●	Unrealized gain from the change in fair value of Bitcoin holdings since March 31, 2025 of approximately $90.5 million.
●	Bitcoin holdings of 4,636 Bitcoins.
●	Cash, restricted cash and cash equivalents of approximately $13.6 million.

Semler Scientific’s financial closing procedures for the second quarter ended June 30, 2025, are not yet complete. The preliminary unaudited financial information presented are estimates based on information available to management as of the date of this current report on Form 8-K, have not been reviewed or audited by Semler Scientific’s independent registered accounting firm, and are subject to change. It is possible that the final results may differ from the preliminary unaudited information provided, including differences due to the completion of the financial closing procedures and/or the interim review process; changes in facts, circumstances and/or assumptions and/or developments in the interim. The preliminary unaudited financial information does not present all information necessary for a complete understanding of Semler Scientific’s results for the first quarter ended June 30, 2025 and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles, or GAAP.

Item 7.01. Regulation FD Disclosure.

Bitcoin Dashboard

Semler Scientific maintains a dashboard on its website, www.semlerscientific.com, as a disclosure channel to provide broad, non-exclusionary distribution of information regarding Semler Scientific’s Bitcoin holdings to the public. Some of the information distributed through the website dashboard may be considered material information. Semler Scientific intends to use this website dashboard as a means of complying with its disclosure obligations under Regulation FD. The website dashboard will include information regarding market data for Semler Scientific’s common stock and Bitcoin, BTC Yield, BTC Gain and BTC $ Gain key performance indicators, or KPIs, Bitcoin purchases, Bitcoin holdings, and other related information. Investors and others are encouraged to regularly review the information that Semler Scientific makes public via the website dashboard.

Furnished Information

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Information.

Select Preliminary Unaudited Financial Information

The select preliminary unaudited financial information and Bitcoin holdings for the second quarter ended June 30, 2025 reported under Item 2.02 is hereby incorporated by reference herein.

Semler Scientific’s financial closing procedures for the second quarter ended June 30, 2025, are not yet complete. The preliminary unaudited financial information presented are estimates based on information available to management as of the date of this current report on Form 8-K, have not been reviewed or audited by Semler Scientific’s independent registered accounting firm, and are subject to change. It is possible that the final results may differ from the preliminary unaudited information provided, including differences due to the completion of the financial closing procedures and/or the interim review process; changes in facts, circumstances and/or assumptions and/or developments in the interim. The preliminary unaudited financial information does not present all information necessary for a complete understanding of Semler Scientific’s results for the first quarter ended June 30, 2025 and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

ATM Update

On April 15, 2025, Semler Scientific, entered into a Controlled Equity OfferingSM Sales Agreement with Barclays Capital Inc., Cantor Fitzgerald & Co., Canaccord Genuity LLC, Needham & Company, LLC, Craig-Hallum Capital Group LLC and Lake Street Capital Markets, LLC, pursuant to which it may issue and sell from time to time up to $500.0 million of its common stock in an at-the-market, or ATM, offering program. As of July 2, 2025, Semler Scientific has issued and sold 4,116,735 shares of its common stock for an aggregate net proceeds of approximately $156.6 million under this sales agreement. Total basic shares issued and outstanding as of July 2, 2025 were 13,788,405

BTC Update

Between June 4, 2025 and July 2, 2025, Semler Scientific acquired 187 Bitcoin for $20.0 million with an average purchase price of $106,906 per Bitcoin, inclusive of fees and expenses, using proceeds from its ATM offering program. As of July 2, 2025, Semler Scientific held 4,636 Bitcoins, which were acquired for an aggregate of $430.0 million at an average purchase price of $92,753 per Bitcoin, inclusive of fees and expenses, and had a market value of $508.4 million based on the price of Bitcoin as reported on the Coinbase exchange as of 4:00 p.m. ET on such date.

BTC Yield as a KPI

Semler Scientific’s BTC Yield was 29.0% YTD through July 2, 2025. Semler Scientific uses BTC Yield as a KPI to help assess the performance of its strategy of acquiring Bitcoin in a manner Semler Scientific believes is accretive to stockholders. Semler Scientific believes this KPI can be used to supplement an investor’s understanding of Semler Scientific’s decision to fund the purchase of Bitcoin by issuing additional shares of its common stock or instruments convertible to common stock.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking” statements. Such statements can be identified by, among other things, the use of forward-looking language such as the words “anticipate,” “estimate,” “potential,” “possible,” “may,” “will,” or words with similar meaning or the negatives of these terms or by the discussion of plans, strategy or intentions. The forward-looking statements in this current report include express or implied statements regarding preliminary unaudited interim financial information, and other express or implied statements regarding Semler Scientific’s business and acquiring and holding Bitcoin, among others. Such forward-looking statements are subject to a number of risks and uncertainties that could cause Semler Scientific’s actual results to differ materially from those discussed here, such as risks related to the financial close process; risks inherent with settlement of government investigations and negotiating terms with multiple parties; risks related to borrowing funds, including changing interest rates and credit markets and volatility in Bitcoin; along with other risks related to Semler Scientific’s Bitcoin treasury strategy, its healthcare business and those risk factors detailed in Semler Scientific's filings with the Securities and Exchange Commission. These forward-looking statements involve assumptions, estimates, and uncertainties that reflect current internal projections, expectations or beliefs. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. All forward-looking statements contained in this current report are qualified in their entirety by these cautionary statements and the risk factors described above. Furthermore, all such statements are made as of the date of this current report and Semler Scientific assumes no obligation to update or revise these statements unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: July 7, 2025	By:	/s/ Renae Cormier
Name: Renae Cormier
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)